 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): April 24, 2026

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
As previously disclosed in the Current Report on Form 8-K filed by Wheels Up Experience Inc. (the “Company” or “Wheels Up”) with the U.S. Securities and Exchange Commission (“SEC”) on April 14, 2026, the Company’s Board of Directors (the “Board”) approved the Reverse Stock Split (as defined in Item 5.03 below) that became effective immediately after the close of trading on The New York Stock Exchange on April 24, 2026 (the “Effective Time”). Upon the effectiveness of the Reverse Stock Split on April 24, 2026, the Company, in its capacity as the managing member of Wheels Up Partners Holdings LLC, a Delaware limited liability company and direct subsidiary of the Company (“WUP”), entered into Amendment No. 4 to Seventh Amended and Restated Limited Liability Company Agreement of Wheels Up Partners Holdings LLC, dated as of April 24, 2026 (the “WUP LLC Agreement Amendment”), to, among other things, update certain provisions to reflect adjustments to outstanding and issuable membership interests in WUP as a result of the Reverse Stock Split.
The foregoing summary of the WUP LLC Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the WUP LLC Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.
Item 3.03    Material Modification to Rights of Security Holders.
The information provided in Item 5.03 (Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year) of this Current Report below is incorporated by reference into this Item 3.03.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously announced, at the Company’s 2025 annual meeting of stockholders, the Company’s stockholders authorized an amendment to the Company’s Amended and Restated Certificate of Incorporation, filed with the Delaware Secretary of State on November 15, 2023 (the “A&R Certificate of Incorporation”), to effect, at the discretion of the Board at any time prior to the Company's 2026 annual meeting of stockholders, (i) a reverse stock split of Wheels Up’s outstanding shares of Class A common stock, $0.0001 par value per share (“Common Stock”), at a reverse stock split ratio of not less than 1-for-5 and not greater than 1-for-20, with an exact ratio within that range as may be determined by the Board at a later date (the “Reverse Stock Split”), and (ii) contemporaneously with the Reverse Stock Split, a reduction in the number of authorized shares of Common Stock by a ratio corresponding to the reverse stock split ratio (the “Authorized Share Reduction”). On April 13, 2026, the Board approved the Reverse Stock Split at a ratio of 1-for-20 shares of Common Stock (the “Ratio”), together with a proportionate reduction in the number of authorized shares of Common Stock from 1.5 billion shares of Common Stock to 75 million shares.
On April 24, 2026, the Company filed a Certificate of Amendment to Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State, which amended Section 4.1 of the A&R Certificate of Incorporation, effective as of the Effective Time, to (i) give effect to the Reverse Stock Split, (ii) reduce the total number of shares of all classes of capital stock and Common Stock of the Company authorized for issuance to 100 million and 75 million, respectively, taking into account the Reverse Stock Split, Authorized Share Reduction and Ratio, and (iii) describe the treatment of any fractional shares of Common Stock upon the effectiveness of the Reverse Stock Split.
The foregoing descriptions of the A&R Certificate of Incorporation and Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the A&R Certificate of Incorporation, which was originally filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 16, 2023 and is incorporated herein by reference as Exhibit 3.1, and the Certificate of Amendment, a copy of which is filed as Exhibit 3.2 to this Current Report and incorporated herein by reference.
Item 8.01    Other Events.
In connection with the Reverse Stock Split, and pursuant to the terms of the Warrant Agreement, dated as of September 25, 2020 (the “Warrant Agreement”), by and between Aspirational Consumer Lifestyle Corp., a blank check company and the predecessor in-interest to Wheels Up (“ASPL”), and Continental Stock Transfer & Trust Company, as warrant agent, certain terms of the Company’s issued and outstanding redeemable public warrants and private warrants (collectively, the “Warrants”) to purchase shares of Common Stock were further adjusted to reflect: (i) a reduction in the number of shares of Common Stock issuable upon exercise of each Warrant, which as of the Effective Time resulted in each Warrant being exercisable for 1/200th of one (1) share of Common Stock; (ii) an increase in the exercise price per whole share of Common Stock to $2,300.00; and (iii) the stated redemption prices per Warrant being proportionately reduced by the inverse of the Ratio. The Company does not intend to amend the terms of the Warrant Agreement to reflect the corresponding adjustments as a result of the Reverse Stock Split. The Warrants are scheduled to expire on July 13, 2026, subject to earlier exercise or redemption.
The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the Warrant Agreement, which was originally filed as Exhibit 4.1 to ASPL’s Current Report on Form 8-K filed with the SEC on September 25, 2020 and is incorporated herein by reference as Exhibit 4.1.
Item 9.01    Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
3.1
Amended and Restated Certificate of Incorporation of Wheels Up Experience Inc., filed on November 15, 2023 (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on November 16, 2023)

3.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Wheels Up Experience Inc., filed on April 24, 2026
4.1
Warrant Agreement, dated as of September 25, 2020, between Aspirational Consumer Lifestyle Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to Aspirational Consumer Lifestyle Corp.’s Current Report on Form 8-K, filed with the SEC on September 25, 2020)

10.1	Amendment No. 4 to Seventh Amended and Restated Limited Liability Company Agreement of Wheels Up Partners Holdings LLC, dated as of April 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: April 27, 2026	By:	/s/ Matthew J. Knopf
		Name:	Matthew J. Knopf
		Title:	Chief Legal Officer & Secretary